 Exhibit (a)(1)(B)
LETTER OF TRANSMITTAL
to Tender Shares of Common Stock
of
VOLT INFORMATION SCIENCES, INC.
at
$6.00 PER SHARE, NET IN CASH
Pursuant to the Offer to Purchase dated March 25, 2022
by
VEGA MERGERCO, INC.
a wholly owned subsidiary of
VEGA CONSULTING, INC.
THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT MIDNIGHT, NEW YORK TIME (I.E., ONE MINUTE AFTER 11:59 P.M., NEW YORK TIME), ON APRIL 21, 2022, UNLESS THE OFFER IS EXTENDED OR EARLIER TERMINATED.
The Depositary and Paying Agent for the Offer Is:
If delivering by mail, express mail, courier or any other expedited service:
By First Class, Registered or Certified Mail: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions PO Box 43011 Providence, RI 02940-3011	By Express or Overnight Delivery: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions 150 Royall Street, Suite V Canton, MA 02021
THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION.
Voluntary Corporate Action: COY VISI

DESCRIPTION OF SHARES AND SHARE CERTIFICATES (IF ANY) TENDERED
Name(s) and Address(es) of Registered Owner(s) (If blank, please fill in exactly as name(s) appear(s) on share certificate(s))	Shares and Share Certificates (if any) Tendered (Attach additional list if necessary)
	Share Certificate Number(s)*	Total Number of Shares Represented By Shares Certificate(s)*	Number of Shares Tendered**

Total Shares (Including Shares held electronically through the Direct Registration System at the Transfer Agent (DRS))
* Need not be completed by book-entry shareholders. If tendering Shares representing by certificates, list each certificate on a separate line

**
Unless otherwise indicated, it will be assumed that all shares of common stock, par value $0.10 per share of Volt Information Sciences, Inc. represented by certificates described above are being tendered hereby. See Instruction 4.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW, WITH A SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE EITHER THE INTERNAL REVENUE SERVICE FORM W-9 ACCOMPANYING THIS LETTER OF TRANSMITTAL OR AN APPLICABLE INTERNAL REVENUE SERVICE FORM W-8. SEE INSTRUCTION 8 BELOW.
PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.
IF YOU WOULD LIKE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER OFFER DOCUMENTS, YOU SHOULD CONTACT THE INFORMATION AGENT, GEORGESON LLC, TOLL-FREE AT (888) 613-9988.
You have received this Letter of Transmittal in connection with the cash tender offer by Vega MergerCo, Inc., a New York corporation and a wholly owned subsidiary of Vega Consulting, Inc., a Delaware corporation, to purchase all of the issued and outstanding shares (the “Shares”) of common stock, par value $0.10 per share, of Volt Information Sciences, Inc., a New York corporation (“Volt” or the “Company”), at a purchase price of $6.00 per Share in cash, net of applicable withholding taxes and without interest, as described in the Offer to Purchase, dated March 25, 2022.
You should use this Letter of Transmittal to deliver to Computershare Trust Company, N.A. (the “Depositary and Paying Agent”) Shares represented by stock certificates or shares represented by direct registration system for tender. If you are delivering your Shares by book-entry transfer to an account maintained by the Depositary and Paying Agent at The Depository Trust Company (“DTC”), you may use this Letter of Transmittal or you may use an Agent’s Message (as defined in Instruction 2 below). In this document, shareholders who deliver certificates representing their Shares are referred to as “Certificate Shareholders.” Shareholders who deliver their Shares through book-entry transfer are referred to as “Book-Entry Shareholders.”
If certificates for your Shares are not immediately available or you cannot deliver your certificates and all other required documents to the Depositary and Paying Agent on or prior to the Offer Expiration Time (as defined in “The Tender Offer — Section 1 — Terms of the Offer” of the Offer to Purchase), or you cannot comply with the book-entry transfer procedures on a timely basis, you may nevertheless tender your Shares according to the guaranteed delivery procedures set forth in “The Tender Offer — Section 3 — Procedures for Tendering Shares” of the Offer to Purchase. See Instruction 2. Delivery of documents to DTC will not constitute delivery to the Depositary and Paying Agent.

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY AND PAYING AGENT WITH DTC AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:
DTC Participant Number:
Transaction Code Number:

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND PAYING AGENT AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

Name(s) of Registered Owner(s):
Date of Execution of Notice of Guaranteed Delivery:
Name of Institution which Guaranteed Delivery:
If delivery is by book-entry transfer:
Name of Tendering Institution:
DTC Participant Number:
Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
Ladies and Gentlemen:
The undersigned hereby tenders to Vega MergerCo, Inc., a New York corporation (the “Offeror”) and a wholly owned subsidiary of Vega Consulting, Inc., a Delaware corporation (“Parent”), the above-described shares (the “Shares”) of common stock, par value $0.10 per share, of Volt Information Sciences, Inc., a New York corporation (“Volt” or the “Company”), pursuant to the Offer to Purchase, dated March 25, 2022 (the “Offer to Purchase”), at a price of $6.00 per Share in cash, net of applicable withholding taxes and without interest, on the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and this Letter of Transmittal (which, together with the Offer to Purchase, as each may be amended or supplemented from time to time as permitted therein, collectively constitute the “Offer”).
On the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), subject to, and effective upon, acceptance for payment of the Shares validly tendered herewith and not properly withdrawn in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Offeror, all right, title and interest in and to all of the Shares being tendered hereby and any and all cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect of such Shares on or after the date of acceptance of the tendered shares by the Offeror (other than those with a record date prior to such date) (collectively, “Distributions”). In addition, by executing and delivering this Letter of Transmittal (or taking action resulting in the delivery of an Agent’s Message), the undersigned hereby irrevocably appoints Depositary and Paying Agent the true and lawful agent and attorney-in-fact and proxy of the undersigned with respect to such Shares and any Distributions with full power of substitution and re-substitution (such proxy and power of attorney being deemed to be an irrevocable power coupled with an interest in the Shares tendered by this Letter of Transmittal) to the fullest extent of such shareholder’s rights with respect to such Shares and any Distributions (a) to deliver certificates representing Shares (the “Share Certificates”) and any Distributions, or transfer ownership of such Shares and any Distributions on the account books maintained by DTC, together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of, the Offeror, (b) to present such Shares and any Distributions for transfer on the books of Volt and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and any Distributions, all in accordance with the terms and subject to the conditions of the Offer.
By executing and delivering this Letter of Transmittal (or taking action resulting in the delivery of an Agent’s Message), the undersigned hereby irrevocably appoints each of the Offeror, its officers and any other designees of the Offeror the true and lawful agents and attorneys-in-fact and proxies of the undersigned, each with full power of substitution and re-substitution, to the full extent of such shareholder’s rights with respect to the Shares tendered hereby which have been accepted for payment and with respect to any Distributions. Each of the Offeror, its officers and any other designees of the Offeror will, with respect to the Shares and any associated Distributions for which the appointment is effective, be empowered to exercise all voting and any other rights of such shareholder, as they, in their sole discretion, may deem proper at any annual, special, adjourned or postponed meeting of Volt’s shareholders, by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Shares. Such appointment is effective when, and only to the extent that, the Offeror accepts the Shares tendered with this Letter of Transmittal for payment pursuant to the Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares and any associated Distributions will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). The Offeror reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Offeror’s acceptance for payment of such Shares, the Offeror must be able to exercise full voting, consent and other rights, to the extent permitted under applicable law, with respect to such Shares and any associated Distributions, including voting at any meeting of shareholders or executing a written consent concerning any matter.
The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and any Distributions and, when the same are accepted for payment by the Offeror, the Offeror will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the same will not be subject to any adverse claim. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Shares or the Share Certificate(s) have been endorsed to the undersigned in blank or the undersigned is a participant in DTC whose name appears on a security position listing participant as the owner of the Shares. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary and Paying Agent or the Offeror to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and any Distributions. In addition, the undersigned shall promptly remit and transfer to the Depositary and Paying Agent for the account of the Offeror any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, the Offeror shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by the Offeror in its sole discretion.
It is understood that the undersigned will not receive payment for the Shares unless and until the Shares are accepted for payment and until the Share Certificate(s) owned by the undersigned are received by the Depositary and Paying Agent at the address set forth above, together with such additional documents as the Depositary and Paying Agent may require, or, in the case of Shares held in book-entry form, ownership of Shares is validly transferred on the account books maintained by DTC, and until the same are processed for payment by the Depositary and Paying Agent. It is understood that the method of delivery of the Shares, the Share Certificate(s) and all other required documents (including delivery through DTC) is at the option and risk of the undersigned and that the risk of loss of such Shares, Share Certificate(s) and other documents shall pass only after the Depositary and Paying Agent has actually received the Shares or Share Certificate(s) (including, in the case of a book-entry transfer, by Book-Entry Confirmation (as defined below)).
All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.
The undersigned understands that the acceptance for payment by the Offeror of Shares tendered pursuant to one of the procedures described in “The Tender Offer — Section 3 — Procedures for Tendering Shares” of the Offer to Purchase will constitute a binding agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer, the Offeror may not be required to accept for payment any Shares tendered hereby.
Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the purchase price in the name(s) of, and/or return any Share Certificates representing Shares not tendered or accepted for payment to, the registered owner(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price and/or return any Share Certificates representing Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing under “Description of Shares Tendered.” In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, please issue the check for the purchase price and/or issue or return any Share Certificates representing Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such Share Certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated herein in the box titled “Special Payment Instructions,” please credit any Shares tendered hereby or by an Agent’s Message and delivered by book-entry transfer, but which are not purchased, by crediting the account at DTC designated above. The undersigned recognizes that the Offeror has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered owner thereof if the Offeror does not accept for payment any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 5 and 6)
To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned.
Issue to: ☐ Check ☐ Certificate
Name:
(Please Print)
Address

(Include Zip Code)

(Taxpayer Identification or Social Security Number) (See Specific Instructions to Internal Revenue Service Form W-9 included in this Letter of Transmittal)

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 5 and 6)
To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned.
Issue to: ☐ Check ☐ Certificate
Name:
(Please Print)
Address

(Include Zip Code)

IMPORTANT — SIGN HERE
(Please also complete the Internal Revenue Service Form W-9 beginning on page 14 or the appropriate
Internal Revenue Service Form W-8, as applicable) (Signature of Shareholder(s))

Sign Here:
Sign Here:
Dated:
(Must be signed by registered owner(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5. For information concerning signature guarantees, see Instruction 1.)
Name(s):
(Please Print)
Capacity (full title):
Address:
(Include Zip Code)
Daytime Area Code and Telephone Number:
Taxpayer Identification or Social Security No:
GUARANTEE OF SIGNATURE(S) (For use by Eligible Institutions only; see Instructions 1 and 5)
Name of Firm:
Address:
(Include Zip Code)
Authorized Signature:
Name:
(Please Type or Print)
Daytime Area Code and Telephone Number:
Dated:
Place medallion guarantee in space below:

Instructions
Forming part of the terms and conditions of the Offer
1.
Guarantee of signatures.    Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program and the Stock Exchanges Medallion Program (each, an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered owner(s) (which term, for purposes of this document, includes any participant in DTC whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, owners powers are not signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity and such registered owner has not completed the box titled “Special Payment Instructions” or the box titled “Special Delivery Instructions” on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2.
Delivery of Letter of Transmittal and certificates or book-entry confirmations.    This Letter of Transmittal is to be completed by shareholders either if Share Certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in “The Tender Offer — Section 3 — Procedures for Tendering Shares” of the Offer to Purchase. For any Eligible Institution, a manually executed facsimile of this document may be used in lieu of the original. Share Certificates representing all physically tendered Shares, or confirmation of any book-entry transfer into the Depositary and Paying Agent’s account at DTC of Shares tendered by book-entry transfer (“Book Entry Confirmation”), as well as this Letter of Transmittal properly completed and duly executed with any required signature guarantees, unless an Agent’s Message in the case of a book-entry transfer is utilized, and any other documents required by this Letter of Transmittal, must be received by the Depositary and Paying Agent at one of its addresses set forth herein on or prior to the Offer Expiration Time (as defined in “The Tender Offer — Section 1 — Terms of the Offer” of the Offer to Purchase). Please do not send your Share Certificates directly to the Offeror, Parent or Volt.

      Shareholders whose Share Certificates are not immediately available or who cannot deliver all other required documents to the Depositary and Paying Agent on or prior to the Offer Expiration Time or who cannot comply with the procedures for book-entry transfer on a timely basis, may nevertheless tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in “The Tender Offer — Section 3 — Procedures for Tendering Shares” of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Offeror must be received by the Depositary and Paying Agent prior to the Offer Expiration Time, and (c) Share Certificates representing all tendered Shares, in proper form for transfer (or a Book Entry Confirmation with respect to such Shares), as well as a Letter of Transmittal (or, with respect to Eligible Institutions, a manually executed facsimile thereof), properly completed and duly executed with any required signature guarantees (unless, in the case of a book-entry transfer, an Agent’s Message is utilized), and all other documents required by this Letter of Transmittal, must be received by the Depositary and Paying Agent within two NYSE American trading days after the date of execution of such Notice of Guaranteed Delivery. A Notice of Guaranteed Delivery may be delivered by overnight courier, facsimile or email transmission, or mailed to the Depositary and Paying Agent and must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery made available by the Offeror. In case of Shares held through DTC, the Notice of Guaranteed Delivery must be delivered to the Depositary and Paying Agent by a participant by means of the confirmation system of DTC.
      A properly completed and duly executed Letter of Transmittal (or, with respect to Eligible Institutions, a manually executed facsimile thereof) must accompany each such delivery of Share Certificates to the Depositary and Paying Agent.

      The term “Agent’s Message” means a message, transmitted by DTC to, and received by, the Depositary and Paying Agent and forming part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the Shares which are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Offeror may enforce such agreement against the participant.
      THE METHOD OF DELIVERY OF THE SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. DELIVERY OF ALL SUCH DOCUMENTS WILL BE DEEMED MADE AND RISK OF LOSS OF THE CERTIFICATES REPRESENTING SHARES WILL PASS, ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY AND PAYING AGENT (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF THE DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.
      No alternative, conditional or contingent tenders will be accepted. All tendering shareholders, by execution of this Letter of Transmittal (or, with respect to Eligible Institutions, a manually executed facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.
      All questions as to validity, form and eligibility of the surrender of any Share Certificate hereunder will be determined by the Offeror (which may delegate power in whole or in part to the Depositary and Paying Agent) in its sole and absolute discretion, which determination shall be final and binding. The Offeror reserves the right to waive any irregularities or defects in the surrender of any Shares or Share Certificate(s). A surrender will not be deemed to have been made until all irregularities have been cured or waived.
3.
Inadequate space.    If the space provided herein is inadequate, the certificate numbers, the number of Shares represented by such Share Certificates and/or the number of Shares tendered should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

4.
Partial tenders (applicable to certificate shareholders only).    If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary and Paying Agent are to be tendered, fill in the number of Shares which are to be tendered in the column titled “Number of Shares Tendered” in the box titled “Description of Shares Tendered.” In such cases, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) but not tendered will be sent to the registered owner, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Offer Expiration Time. All Shares represented by Share Certificates delivered to the Depositary and Paying Agent will be deemed to have been tendered unless otherwise indicated.

5.
Signatures on Letter of Transmittal; stock powers and endorsements.    If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration or any other change whatsoever.

      If any Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.
      If any tendered Shares are registered in the names of different holder(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or, with respect to Eligible Institutions, a manually executed facsimile thereof) as there are different registrations of such Shares.
      If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Offeror of their authority so to act must be submitted, or in lieu of such document signatures must be guaranteed by an Eligible Institution. See Instruction 1.
      If this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made to, or Share Certificates representing Shares not tendered or accepted for payment are to be issued in the name of, a person other than the registered owner(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.
      If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Share(s) listed, the Share Certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case, signed exactly as the name or names of the registered owner(s) or holder(s) appear(s) on the Share Certificate(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.
6.
Special payment and delivery instructions.    If a check is to be issued in the name of, and/or Share Certificates representing Shares not tendered or accepted for payment are to be issued or returned to, a person other than the signer(s) of this Letter of Transmittal or if a check and/or such certificates are to be mailed to a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown in the box titled “Description of Shares Tendered” above, the appropriate boxes on this Letter of Transmittal should be completed.

7.
Requests for assistance or additional copies.    Questions or requests for assistance may be directed to the Information Agent at its address and telephone number set forth below or to your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from the Information Agent, which may be contacted at the telephone numbers, mailing address and email address as set forth on the back cover of this Letter of Transmittal, and will be furnished at the Offeror’s expense.

8.
Tax forms.    Under U.S. federal income tax laws, the Depositary and Paying Agent will be required to withhold a portion of the amount of any payments made to certain shareholders pursuant to the Offer. To avoid such backup withholding, each tendering shareholder or payee that is a “U.S. Holder” (as defined in the Offer to Purchase, but including solely for the purpose of this Letter of Transmittal a U.S. partnership) must provide the Depositary and Paying Agent with such shareholder’s or payee’s correct taxpayer identification number (“TIN”) and certify, under penalty of perjury, that such shareholder or payee is not subject to such backup withholding and otherwise comply with applicable requirements of the backup withholding rules by completing the attached IRS Form W-9. Certain shareholders or payees (including, among others, C corporations) who are exempt recipients are not subject to backup withholding. If such stockholder is a C corporation or other entity that is exempt from backup withholding, or if such stockholder is exempt from Foreign Account Tax Compliance Act (“FATCA”) reporting, then the shareholder needs to provide its “Exempt payee code” or “Exemption from FATCA reporting code” on the IRS Form W-9. A U.S. Holder that fails to provide the correct taxpayer identification number on IRS Form W-9 and other required information or an adequate basis for exemption will be subject to backup withholding at a rate of 24% and may be subject to penalties imposed by the IRS. See the enclosed copy of the IRS Form W-9 and the instructions to IRS Form W-9. Exempt shareholders or payees that are U.S. Holders must furnish their TIN, check the appropriate box on the IRS Form W-9 and sign, under penalty of perjury, date and return the IRS Form W-9 to the Depositary and Paying Agent in order to confirm exempt status and avoid erroneous backup withholding.

      A Non-U.S. Holder (as defined in the Offer to Purchase) should submit to the Depositary and Paying Agent the appropriate IRS Form W-8 to establish an applicable withholding exemption from backup withholding. In the case of Non-U.S. Holders for which IRS Form W-8BEN is the appropriate form, IRS Form W-8BEN requires a Non-U.S. Holder to provide such Non-U.S. Holder’s name and address, along with certain other information, and to certify, under penalties of perjury, that such Non-U.S. Holder is not a U.S. Person. Non-U.S. Holders may obtain an IRS Form W-8BEN and instructions (or other appropriate IRS Form W-8) from the Depositary and Paying Agent upon request and may also be obtained from the Internal Revenue Service’s website (www.irs.gov). The failure of a Non-U.S. Holder to provide the appropriate IRS Form W-8 may result in backup withholding at a rate of 24% on some or all of the payments made to such stockholder pursuant to the Offer.
      Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund or credit may be obtained from the IRS provided that the required information is furnished to the IRS.
      All Volt shareholders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding requirements and to determine which IRS form should be used to avoid backup withholding.
      NOTE: FAILURE TO COMPLETE AND RETURN THE IRS FORM W-9 OR APPROPRIATE IRS FORM W-8 MAY RESULT IN BACKUP WITHHOLDING ON A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.
9.
Lost, destroyed, mutilated or stolen share certificates.    If any Share Certificate has been lost, destroyed, mutilated or stolen, the shareholder should promptly notify Volt’s stock transfer agent, Computershare Trust Company, N.A., (the “Transfer Agent”), at 1-800-522-6645. The shareholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated, destroyed or stolen Share Certificates have been followed. You are urged to contact the Transfer Agent immediately in order to receive further instructions and for a determination of whether you will need to post a bond and to permit timely processing of this documentation. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share Certificates have been followed.

10.
Waiver of conditions.    Subject to the terms and conditions of the Merger Agreement (as defined in the Offer to Purchase) and the applicable rules and regulations of the Securities and Exchange Commission, the conditions of the Offer may be waived by Parent or the Offeror in whole or in part at any time and from time to time in its sole discretion.

      IMPORTANT: THIS LETTER OF TRANSMITTAL (OR, WITH RESPECT TO ELIGIBLE INSTITUTIONS, A MANUALLY EXECUTED FACSIMILE COPY THEREOF) OR AN AGENT’S MESSAGE, TOGETHER WITH SHARE CERTIFICATE(S) OR BOOK-ENTRY CONFIRMATION OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY AND PAYING AGENT ON OR PRIOR TO THE OFFER EXPIRATION TIME.
IMPORTANT TAX INFORMATION
Under current U.S. federal income tax law, a shareholder who tenders Volt stock certificates that are accepted for exchange may be subject to backup withholding. In order to avoid such backup withholding, a shareholder who is a U.S. Holder (as defined in the Offer to Purchase, but including solely for the purpose of this Letter of Transmittal a U.S. Partnership) must provide the Depositary and Paying Agent with such shareholder’s correct taxpayer identification number and certify that such shareholder is not subject to such backup withholding by completing the IRS Form W-9 provided herewith. In general, if a shareholder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary and Paying Agent is not provided with the correct taxpayer identification number, the shareholder may be subject to a penalty imposed by the IRS. For further information concerning backup withholding and instructions for completing the IRS Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the IRS Form W-9 if the Volt stock certificates are held in more than one name), consult the enclosed IRS Form W-9 and the instructions thereto.
Certain shareholders (including, among others, C corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary and Paying Agent that a foreign shareholder qualifies as an exempt recipient, such shareholder must submit a statement, signed under penalties of perjury, attesting to that shareholder’s exempt status, on a properly completed applicable IRS Form W-8, or successor form. Such statements can be obtained from the Depositary and Paying Agent.
Failure to complete the IRS Form W-9 or applicable IRS Form W-8 will not, by itself, cause the stock certificates to be deemed invalidly tendered, but may require the Depositary and Paying Agent to withhold a portion of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the IRS.
NOTE: FAILURE TO COMPLETE AND RETURN THE IRS FORM W-9 (OR AN APPLICABLE IRS FORM W-8) MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED IRS FORM W-9 AND THE INSTRUCTIONS THERETO FOR ADDITIONAL DETAILS.

Form W-9 (Rev. 10-2018) Page 1

Form **W-9**
Rev. October 2018)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

> Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give form to the requester. Do not send to the IRS.

Print or Type
See Specific Instructions on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▶

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is **not** disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

Other (see instructions) ▶ ____________________

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ________

Exemption from FATCA reporting code (if any) __

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.)

Requester's name and address (optional)

6 City, state, and ZIP code.

7 List Account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN,* later.

Note: If the account is in more than one name, see the instructions for line 1. Also see *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social Security number

			-			-				

or

Employer identification number

		-

Form W-9 (Rev. 10-2018) Page 2

Part II 1. Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here	Signature of U.S. person ►	Date ►

Form W-9 (Rev. 10-2018) Page 3

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9.*

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting*, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- An estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

Form W-9 (Rev. 10-2018) Page 4

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code,* later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships, earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code,* later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

Form W-9 (Rev. 10-2018) Page 5

b. **Sole proprietor or single-member LLC.** Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

c. **Partnership, LLC that is not a single-member LLC, C corporation, or S corporation.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. **Disregarded entity.** For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	**THEN check the box for . . .**
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or singlemember LLC
• LLC treated as a partnership for U.S. federal tax purposes, • LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or • LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.	Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

- Generally, individuals (including sole proprietors) are not exempt from backup withholding.
- Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.
- Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.
- Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

Form W-9 (Rev. 10-2018) Page 6

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)
11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 52
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

Form W-9 (Rev. 10-2018) Page 7

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See *What Name and Number To Give the Requester,* later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/Businesses and clicking on Employer Identification Number (EIN) under Starting a Business. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code,* earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. **Real estate transactions.** You must sign the certification. You may cross out item 2 of the certification.

4. **Other payments.** You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4. Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i) (A))	The grantor*
For this type of account:	**Give name and SSN of:**
8. Disregarded entity not owned by an individual	The owner

Form W-9 (Rev. 10-2018) Page 8

9. A valid trust, estate, or pension trust	Legal entity[4]
10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15. 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships,* earlier.

***Note:** The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes.

Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov.* You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at *spam@uce.gov* or report them at *www.ftc.gov/complaint.* You can contact the FTC at *www.ftc.gov/idtheft* or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see *www.IdentityTheft.gov* and Pub. 5027.

Visit *www.irs.gov/IdentityTheft* to learn more about identity theft and how to reduce your risk.

Form W-9 (Rev. 10-2018) Page 9

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

The Depositary and Paying Agent for the Offer is:
If delivering by mail, express mail, courier or any other expedited service:
By First Class, Registered or Certified Mail: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions PO Box 43011 Providence, RI 02940-3011	By Express or Overnight Delivery: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions 150 Royall Street, Suite V Canton, MA 02021
Any questions or requests for assistance or additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be directed to the Information Agent at its telephone number and location listed below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.
The Information Agent for the Offer is:
Georgeson LLC
1290 Avenue of the Americas, 9th Floor
New York, NY 10104
Shareholders, Banks and Brokers
Call Toll Free:
(888) 613-9988